EXHIBIT 99.1

                                    TABLE VI
                            ACQUISITION OF EQUIPMENT
                          BY THE PRIOR PUBLIC PROGRAMS

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series A for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners L.P. Six for the three years ended December 31, 2002:

     Original Lessee                                                             Date          Total          Cash      Acquisition
     or Equipment User            Location                Equipment            Purchased    Financing (1)  Expended (2)   Cost (3)
--------------------------- ---------------------   -------------------------- ---------- ---------------- ------------ ------------
Albany International        St Stephen, SC          Manufacturing & Production    Dec-00       $511,767     $1,193,290   $1,705,056
Crowley Foods Inc.          Concord, NH             Manufacturing & Production    Dec-00              0        172,056      172,056
International Paper Inc.    Ticonderoga, NY         Haul Trucks\Wheel Loaders     Dec-00              0        114,158      114,158
M.A. Gedney Co.             Ayer, MA.               Trailers                      Dec-00              0         65,322       65,322
National Broadcasting Co.   Washington, DC          Manufacturing & Production    Dec-00      1,189,055      1,460,541    2,649,596
National Steel Corporation  Kewatin, MN.            Haul Trucks\Wheel Loaders     Dec-00      1,001,470        682,953    1,684,423
Nestle USA Inc.             Modesto, CA.            Material Handling             Dec-00          7,228         13,781       21,009
Oscar Mayer Foods Corp.     Ontario, CA.            Trailers                      Dec-00         12,893         36,575       49,468
Smithfield Foods Inc.       Smithfield, VA.         Trailers                      Dec-00        196,382        159,205      355,587
Smithfield Foods Inc.       Smithfield, VA.         Trailers                      Dec-00        198,818        157,683      356,502
The Perrier Group Inc.      Casselberry, FL         Tractors\Trucks               Dec-00         11,263          4,644       15,907
The Perrier Group Inc.      Clearwater, FL          Tractors\Trucks               Dec-00         10,604          4,372       14,976
The Perrier Group Inc.      Jupiter, FL.            Tractors\Trucks               Dec-00         11,263          4,644       15,907
The Perrier Group Inc.      Los Angeles, CA         Tractors\Trucks               Dec-00         11,540          4,757       16,297
The Perrier Group Inc.      Miami, FL               Tractors\Trucks               Dec-00         11,263          4,644       15,907
The Perrier Group Inc.      Milipitas, FL.          Tractors\Trucks               Dec-00         11,540          4,757       16,297
The Perrier Group Inc.      Pennsaukin, NJ          Tractors\Trucks               Dec-00         11,685          4,817       16,503
The Perrier Group Inc.      San Francisco, CA       Tractors\Trucks               Dec-00         11,540          4,757       16,297
The Perrier Group Inc.      Tampa, FL               Tractors\Trucks               Dec-00         10,604          4,372       14,976
                            Total Equipment transactions less than $25,000                            0      2,459,968    2,459,968

                                                                                          --------------   ------------ ------------
                                                                                             $3,218,916     $6,557,297   $9,776,213
                                                                                          ==============   ============ ============

(1)  This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2002.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
                Acquisition of Equipment - Prior Public Programs
                                  (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners L.P. Seven for the three years ended December 31, 2002:

       Original Lessee                                                    Date              Total            Cash       Acquisition
      or Equipment User          Location            Equipment          Purchased       Financing (1)    Expended (2)     Cost (3)
------------------------------ ---------------  -------------------  ----------------   -------------   -------------   -----------

                                                                                        -------------   -------------   -----------
                                                                                                  $0              $0           $0
                                                                                        =============   =============   ===========

                                    TABLE VI
               Acquisition of Equipment - Current Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Income Fund Eight A L.P. for the five years ended December 31, 2002:

     Original Lessee                                                                Date            Total         Cash  Acquisition
    or Equipment User                   Location           Equipment              Purchased  Financing (1) Expended (2)     Cost (3)
------------------------------------------------------------------------------------------------------------------------------------
Oxford Health Plans, Inc.           Norwalk, CT         Computers                    Dec-98 $ 3,990,257    $  327,073   $ 4,317,330
Oxford Health Plans, Inc.           Norwalk, CT         Computers                    Dec-98   4,427,213       362,889     4,790,102
Oxford Health Plans, Inc.           Norwalk, CT         Computers                    Dec-98   4,090,551       335,299     4,425,850
Oxford Health Plans, Inc.           Norwalk, CT         Computers                    Dec-98   4,016,690       329,240     4,345,930
Petsmart, Inc.                      Phoenix, AZ         Furniture                    Oct-98           0       958,962       958,962
Petsmart, Inc.                      Phoenix, AZ         Furniture                    Dec-98           0     1,567,526     1,567,526
Portland General Electric           Portland, OR        Material Handling            Dec-98  12,228,718       366,856    12,595,574
Amazon.Com                          Seattle, WA         Computers                    Mar-99           0     5,222,100     5,222,100
Amazon.Com                          Seattle, WA         Computers                    Mar-99           0       962,760       962,760
Amazon.Com                          Seattle, WA         Computers                    Mar-99           0       750,668       750,668
Amazon.Com                          Seattle, WA         Computers                    Mar-99           0       751,788       751,788
America West                        Tempe, AZ           Aircraft                     Mar-99  10,069,375     3,629,625    13,699,000
BP Amoco Corp                       Cleveland, OH       Vessel                       Mar-99   7,294,424     6,015,821    13,310,245
CMGI                                Dallas,TX           Computers                    Sep-99           0     4,168,089     4,168,089
CMGI                                Dallas,TX           Computers                    Sep-99           0       450,163       450,163
KLM                                 Schipol,            Aircraft                     Sep-99  31,701,386     5,898,614    37,600,000
Pharma Print, Inc.                  Irvine, CA          Manufacturing & Production   Mar-99   1,408,127       278,707     1,686,834
Pharma Print, Inc.                  Irvine, CA          Manufacturing & Production   Mar-99     448,408        88,752       537,160
Portland General Electric           Portland, OR        Material Handling            Mar-99   7,643,867     8,005,042    15,648,909
Regus Business Center Corp.         Various             Furniture                    Dec-99           0     5,344,729     5,344,729
Rental Services                     Various             Trucks  & Trailers           Jun-99   2,984,130       537,694     3,521,824
Sabena Belgian World Airways        Manhasset, NY       Aircraft                     Mar-99           0     3,067,695     3,067,695
AAR Financial Services Corp.        Fort Worth, Texas   Aircraft                     Dec-00           0     1,150,000     1,150,000
E*Trade Group, Inc. (SCH 51)        Rancho Cordova, CA  Furniture                    Jun-00   1,147,125       117,001     1,264,126
E*Trade Group, Inc. (SCH 52)        Alpharetta, GA      Furniture                    Jun-00   1,733,165       177,105     1,910,270
Rowan Companies                     Memphis, TN         Oil Rig                      Dec-00           0     1,997,000     1,997,000
Sabena (6)                          Manhassett, NY      Aircraft                     Feb-00           0     1,961,000     1,961,000
Various                             England             Computers                    Dec-00           0     2,526,696     2,526,696
SKY Airlines                        Cyprus, Turkey      Aircraft                     Jan-01           0     1,280,666     1,280,666
                                                                                        --------------------------------------------
                                                                                            $93,183,436   $58,629,560  $151,812,996
                                                                                        ============================================


(1)  This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2002.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
               Acquisition of Equipment - Current Public Programs
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Income Fund Eight B L.P. for the four years ended December 31, 2002:

   Original Lessee                                                           Date           Total          Cash         Acquisition
  or Equipment User         Location               Equipment               Purchased     Financing (1)   Expended (2)     Cost (3)
--------------------------  ---------------------- ----------------------  ----------    -------------   -----------   ------------
Regus Business Center Corp  Purchase, NY           Furniture                 Dec-99   $        0       $5,303,090     $5,303,090
AES c/o Somerset, LLC       Barker, NY             General Const-Utility     Dec-00            0           29,567         29,567
AES c/o Somerset, LLC       Barker, NY             General Const-Utility     Dec-00            0           16,543         16,543
Alliant Food Service        Allentown, PA          Trailers                  Dec-00       29,733           77,003        106,736
Alliant Food Service        Buena Park, CA         Trailers                  Dec-00       39,868          103,251        143,119
Alliant Food Service        Garland, TX            Trailers                  Dec-00       14,454           37,432         51,886
Alliant Food Service        New Ulm, MN            Trailers                  Dec-00       14,492           37,532         52,024
Alliant Food Service        Springfield, MO        Trailers                  Dec-00       32,426           83,978        116,404
Avery Dennison              Holliston, MA          Forklifts                 Dec-00       22,421           24,677         47,097
Avery Dennison              Holliston, MA          Forklifts                 Dec-00       43,964           24,597         68,561
Avery Dennison              Holliston, MA          Forklifts                 Dec-00            0          105,035        105,035
Avery Dennison              Memphis, TN            Forklifts                 Dec-00       44,954           25,558         70,512
Borg Imaging                Rochester, NY          Medical                   Dec-00            0           42,971         42,971
Borg Imaging                Rochester, NY          Medical                   Dec-00       45,678            9,209         54,887
Borg Imaging                Rochester, NY          Medical                   Dec-00      116,798           17,030        133,829
Coca-Cola Company           Altlanta, GA           Trailers                  Dec-00       21,644           64,869         86,513
Coca-Cola Company           Baltimore Ind City, MD Trailers                  Dec-00       10,029           30,058         40,087
Coca-Cola Company           Columbus, OH           Trailers                  Dec-00       63,339          189,829        253,168
Conagra, Inc.               Boardman, OR           Misc Material Handling    Dec-00       30,741           15,294         46,035
Conagra, Inc.               Connell, Wa            Production                Dec-00       23,669           13,031         36,700
Conagra, Inc.               Herminston, OR         Misc Material Handling    Dec-00      197,220           70,178        267,398
Conagra, Inc.               Hermiston, OR          Trailers                  Dec-00      139,081           93,697        232,778
Conagra, Inc.               Hermiston, OR          Trailers                  Dec-00       38,799           24,691         63,491
Conagra, Inc.               Richland, Wa           Production                Dec-00       16,366            9,010         25,376
Conagra, Inc.               Twin Falls, ID         Production                Dec-00      106,712           58,751        165,462
Conopco, Inc.               Atlanta, GA            Forklifts                 Dec-00       23,787           19,531         43,318
Conopco, Inc.               Atlanta, GA            Forklifts                 Dec-00       13,345            3,593         16,938
Conopco, Inc.               Ayer,MA                Forklifts                 Dec-00        4,292            6,835         11,128
Conopco, Inc.               Baltimore, MD          Forklifts                 Dec-00      100,176           82,250        182,426
Conopco, Inc.               Baltimore, MD          Forklifts                 Dec-00       70,202           25,042         95,244
Conopco, Inc.               Baltimore, MD          Forklifts                 Dec-00       31,120            8,380         39,500
Conopco, Inc.               Dallas, TX             Forklifts                 Dec-00       46,704           16,660         63,364
Conopco, Inc.               Dalton, GA             Forklifts                 Dec-00       36,370           29,862         66,231
Conopco, Inc.               Joliet, IL             Forklifts                 Dec-00       31,467           50,107         81,574
Conopco, Inc.               Madelia, MN            Forklifts                 Dec-00       19,024           15,620         34,643
Conopco, Inc.               Madelia, MN            Forklifts                 Dec-00       24,037            6,473         30,510
Conopco, Inc.               Merced, CA             Forklifts                 Dec-00      131,005          107,562        238,566
Conopco, Inc.               Olathe, KS             Forklifts                 Dec-00       15,095           12,394         27,489
Conopco, Inc.               Owensboro,KY           Forklifts                 Dec-00        5,715            9,101         14,816
Conopco, Inc.               Owensboro,KY           Forklifts                 Dec-00       48,067           12,943         61,010
Conopco, Inc.               Rochester, NY          Forklifts                 Dec-00       10,471            8,597         19,068
Conopco, Inc.               Stockton, CA           Forklifts                 Dec-00       42,300           34,730         77,030
Conopco, Inc.               Sunnyvale, CA          Forklifts                 Dec-00        6,451            5,297         11,748
Conopco, Inc.               Sunnyvale, CA          Forklifts                 Dec-00       43,413           11,690         55,103
Conopco, Inc.               Thorofare, NJ          Forklifts                 Dec-00       90,362           74,192        164,553
Crowley Foods, Inc.         Arkport, NY            Trailers                  Dec-00        6,476           18,074         24,549
Crowley Foods, Inc.         Binghamton, NY         Trailers                  Dec-00       19,427           54,221         73,648
Crowley Foods, Inc.         Binghamton, NY         Trailers                  Dec-00            0           11,114         11,114
Crowley Foods, Inc.         Concord, NH            Trailers                  Dec-00            0           22,228         22,228
Crowley Foods, Inc.         Lafargeville, NY       Trailers                  Dec-00            0           11,114         11,114
CSK Auto                    Phoenix, AZ            Computers                 Jun-00            0        2,071,798      2,071,798
Eastman Kodak Company       Dallas, TX             Forklifts                 Dec-00            0           93,928         93,928
EMC Corporation             Hopkinton, MA          Circuit-Board Mfg         Dec-00      295,656          142,357        438,013
GE Aircraft Engines         Albuquerque, NM        Production                Dec-00      271,568          119,031        390,599
GE Aircraft Engines         Albuquerque, NM        Production                Dec-00      362,233          104,891        467,124
GE Aircraft Engines         Albuquerque, NM        Production                Dec-00      338,233          112,802        451,034
GE Aircraft Engines         Albuquerque, NM        Production                Dec-00      318,955          112,223        431,178
GE Aircraft Engines         Cincinnati, OH         Machine Tools             Dec-00      314,905          125,523        440,428
GE Aircraft Engines         Hooksett,NH            Production                Dec-00       14,895            5,256         20,151

  Original Lessee                                              Date              Total             Cash        Acquisition
 or Equipment User     Location              Equipment         Purchased       Financing (1)    Expended (2)     Cost (3)
---------------------  -------------------   --------------    ------------  ----------------   ------------  --------------
GE Aircraft Engines    Madisonville, KY      Production          Dec-00        15,853           10,015         25,868
GE Aircraft Engines    Madisonville, KY      Production          Dec-00        43,788           13,011         56,799
GE Aircraft Engines    Madisonville, KY      Machine Tools       Dec-00       260,287          122,662        382,948
GE Aircraft Engines    Madisonville, KY      Machine Tools       Dec-00       273,382          119,825        393,208
GE Aircraft Engines    Madisonville, KY      Machine Tools       Dec-00       273,382          119,825        393,208
GE Aircraft Engines    Muskegan, MN          Machine Tools       Dec-00       276,160          119,909        396,068
GE Aircraft Engines    Rutland, VT           Machine Tools       Dec-00       241,101           89,985        331,085
GE Aircraft Engines    Rutland,VT            Machine Tools       Dec-00        55,236           25,337         80,573
GE Aircraft Engines    Winchester, VT        Production          Dec-00       123,734           41,373        165,106
GE Aircraft Services   Hamilton, OH          Production          Dec-00       409,312          114,221        523,533
GE Engine Services     Arkansas City, KS     Machine Tools       Dec-00       514,850           78,112        592,962
GE Engine Services     Arkansas City, KS     Machine Tools       Dec-00       112,669           14,478        127,147
GE Plastics            Longview, TX          Forklifts           Dec-00             0           53,160         53,160
GE Plastics            Mt Vernon, IN         Forklifts           Dec-00             0           39,802         39,802
GE Plastics            Mt Vernon, IN         Forklifts           Dec-00        70,523           37,995        108,519
GE Power Systems       Bangor,ME             Machine Tools       Dec-00       327,429          224,854        552,283
Heluva Good Cheese     Mt Vernon, IN         Forklifts           Dec-00             0            8,903          8,903
Home Depot             Albany, NY            Forklifts           Dec-00        17,572            6,851         24,423
Home Depot             Bridgeton, MO         Forklifts           Dec-00        18,679            7,282         25,962
Home Depot             Carmichael, CA        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Charleston, SC        Forklifts           Dec-00        18,570            7,240         25,809
Home Depot             Cherry Hill, NJ       Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Chester, VA           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Claymont, DE          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Conshohocken, PA      Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             Coplaque, NY          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Cordovia, TN          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Delafield, WI         Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             Delray Beach, Fl      Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Dover, NJ             Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Folsom, CA            Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Fort Worth, TX        Forklifts           Dec-00        18,679            7,282         25,962
Home Depot             Frederick, MD         Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Ft Gratoit, MI        Forklifts           Dec-00        18,405            7,175         25,580
Home Depot             Glendale, CA          Forklifts           Dec-00        18,405            7,175         25,580
Home Depot             Glenmont,NY           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Glenn Dale, MD        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Glenn Dale, MD        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Glenn Dale, MD        Forklifts           Dec-00        18,405            7,175         25,580
Home Depot             Glenn Dale, MD        Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             Goleta, CA            Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             Greeley, CO           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Greenville, SC        Forklifts           Dec-00        18,679            7,282         25,962
Home Depot             Hawthone, CA          Forklifts           Dec-00        18,679            7,282         25,962
Home Depot             Hillsboro, OR         Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Houston, TX           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Janesville, WI        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Knoxville,TN          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Knoxville,TN          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Lake Mary, FL         Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Lake Worth, FL        Forklifts           Dec-00        18,350            7,154         25,504
Home Depot             Long Island City,NY   Forklifts           Dec-00        18,405            7,175         25,580
Home Depot             Matteson, IL          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Monrovia,CA           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Moreno Valley, CA     Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Natick, MA            Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             North Olmstead, OH    Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             Oceanside, CA         Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Orlando, FL           Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Pittsburgh, PA        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Port Richey, FL       Forklifts           Dec-00        18,515            7,218         25,733
Home Depot             Renesalaer, NY        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Sacramento, CA        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Salisbury,MD          Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             San Bernadino, CA     Forklifts           Dec-00        17,267            6,732         23,999
Home Depot             San Marcos, CA        Forklifts           Dec-00        17,196            6,704         23,900
Home Depot             Santa Maria, CA       Forklifts           Dec-00        17,196            6,704         23,900

              Original Lessee
             or Equipment User                         Location                    Equipment
---------------------------------------------  --------------------------   -------------------------
Home Depot                                     Santee, CA                   Forklifts
Home Depot                                     Signal Hill, CA              Forklifts
Home Depot                                     Simi Valley, CA              Forklifts
Home Depot                                     St Louis, MO                 Forklifts
Home Depot                                     Sugarland, TX                Forklifts
Home Depot                                     Tampa, FL                    Forklifts
Home Depot                                     Torrance, CA                 Forklifts
Home Depot                                     Tulsa, OK                    Forklifts
Home Depot                                     Tulsa, OK                    Forklifts
Home Depot                                     Utica, NY                    Forklifts
Home Depot                                     Victor, NY                   Forklifts
Home Depot                                     Waite Park, MN               Forklifts
Home Depot                                     Waxachie, TX                 Forklifts
Home Depot                                     Westminster, CA              Forklifts
Home Depot                                     White Lake, MI               Forklifts
Home Depot                                     White Settlement, TX         Forklifts
Home Depot                                     Wichita, KS                  Forklifts
Home Depot                                     Williston, VT                Forklifts
Home Depot                                     Winchester, VA               Forklifts
Honeywell                                      Plymouth,MN                  Production
International Paper                            Ticonderoga, NY              Haul Trucks/Wheel Loaders
International Paper                            Kenton, OH                   General Construction/Utility
Lucent Technologies                            Columbus, OH                 Circuit Board Mfg.
Lucent Technologies                            Columbus, OH                 Circuit Board Mfg.
Lucent Technologies                            Middletown,NJ                Circuit Board Mfg.
Lucent Technologies                            N. Andover, MA               Circuit Board Mfg.
Lucent Technologies                            N. Andover, MA               Circuit Board Mfg.
Lucent Technologies                            Shrevesport, LA              Circuit Board Mfg.
Lucent Technologies                            Shrevesport, LA              Circuit Board Mfg.
M. A. Gedney Co.                               Springhill, FL               Forklifts
Nabisco Biscuit                                Sacramento, CA               Forklifts
Nabisco Biscuit                                Tampa, FL                    Forklifts
Nabisco, Inc. (Specialty Products Division)    Cambridge, MD                Forklifts
National Broadcasting Co. (NBC)                Long Island City, NY         Production
National Broadcasting Co. (NBC)                New York, NY                 Production
National Broadcasting Co. (NBC)                New York, NY                 Production
National Broadcasting Co. (NBC)                New York, NY                 Production
National Fuel Gas Distribution Corporation     Buffalo, NY                  Office Workstations/Furniture
National Fuel Gas Distribution Corporation     Buffalo, NY                  Office Workstations/Furniture
National Fuel Gas Distribution Corporation     Jamestown, NY                Office Workstations/Furniture
National Steel Corporation                     Kewatin, MN                  Forklifts
National Steel Corporation                     Kewatin, MN                  Haul Trucks/Wheel Loaders
Nestle USA, Inc.                               Carnation, WA                Misc Material Handling
Nestle USA, Inc.                               Crete, NE                    Misc Material Handling
Nestle USA, Inc.                               Dekalb, IL                   Production
Nestle USA, Inc.                               Fort Dodge, IA               Trailers
Nestle USA, Inc.                               Fort Dodge,IA                Production
Nestle USA, Inc.                               Fort Worth, TX               Misc Material Handling
Nestle USA, Inc.                               Lathrop, CA                  Misc Material Handling
Nestle USA, Inc.                               Modesto, CA                  Misc Material Handling
Nestle USA, Inc.                               Moses Lake, Wa               Production
Nestle USA, Inc.                               Moses Lake, WA               Misc Material Handling
Nestle USA, Inc.                               Nampa, ID                    Misc Material Handling
Nestle USA, Inc.                               Nampa, ID                    Misc Material Handling
Nestle USA, Inc.                               St Joseph, MO                Production
Nestle USA, Inc.                               St. Joseph, MO               Trailers
New York State Electric                        Lancaster, NY                Tractors/Trucks
Niagara Mohawk Power Corporation               Buffalo, NY                  General Construction/Utility
Owens Brockaway Plastics Products              Nasha, NH                    Forklifts
Petsmart, Inc.                                 Phoenix, AZ                  Other
Rich Products                                  Tonwanda, NY                 Trailers
Scandinavian Airlines System                   Stockholm, Sweden            Aircraft
SG Cowen                                       Boston, MA                   Office Workstations/Furniture

      Date                   Total             Cash    Acquisition
   Purchased          Financing (1)       Expended (2)     Cost (3)
-----------------  ----------------   -----------------------------

          Dec-00            18,405            7,175         25,580
          Dec-00            18,679            7,282         25,962
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            18,570            7,240         25,809
          Dec-00            18,405            7,175         25,580
          Dec-00            18,350            7,154         25,504
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            18,679            7,282         25,962
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00            17,196            6,704         23,900
          Dec-00           141,387           58,537        199,924
          Dec-00                 0          104,175        104,175
          Dec-00                 0            1,924          1,924
          Dec-00            89,378           65,602        154,981
          Dec-00            89,923           65,617        155,540
          Dec-00           202,764          101,174        303,938
          Dec-00         1,037,368        2,038,609      3,075,977
          Dec-00            41,512           35,503         77,015
          Dec-00            41,514           57,281         98,795
          Dec-00            24,519           48,093         72,612
          Dec-00                 0           17,506         17,506
          Dec-00            88,304           25,205        113,510
          Dec-00           111,067           34,664        145,731
          Dec-00            70,400           14,703         85,103
          Dec-00           279,754          137,683        417,437
          Dec-00                 0          118,090        118,090
          Dec-00           447,957          292,902        740,858
          Dec-00           278,582          169,275        447,857
          Dec-00            31,053           39,356         70,409
          Dec-00            70,619           28,192         98,811
          Dec-00            55,186           69,942        125,129
          Dec-00             9,715            3,122         12,837
          Dec-00            57,443           41,890         99,333
          Dec-00            32,107            8,141         40,247
          Dec-00            83,513           68,309        151,822
          Dec-00               712              742          1,454
          Dec-00            35,989           46,498         82,486
          Dec-00           258,034          160,987        419,021
          Dec-00            30,170            7,649         37,819
          Dec-00            32,429            8,222         40,652
          Dec-00            32,178           14,757         46,935
          Dec-00             2,313            2,409          4,723
          Dec-00           165,342           81,769        247,111
          Dec-00            10,799            7,568         18,367
          Dec-00            53,956           13,680         67,636
          Dec-00            27,714           28,867         56,581
          Dec-00           145,690          188,235        333,924
          Dec-00           135,654           54,012        189,666
          Dec-00                 0           66,441         66,441
          Dec-00                 0            5,502          5,502
          Oct-00                 0        3,397,802      3,397,802
          Dec-00            90,529          105,415        195,944
          Dec-00        42,274,045        2,241,371     44,515,416
          Dec-00           314,627          129,845        444,471

              Original Lessee
             or Equipment User                         Location                    Equipment
---------------------------------------------  --------------------------   -------------------------
SG Cowen                                       New York, NY                 Office Workstations/Furniture
SG Cowen                                       New York, NY                 Office Workstations/Furniture
Signature Flight                               Detroit, MI                  Misc Material Handling
Signature Flight                               East Boston, MA              Misc Material Handling
Signature Flight                               Minneapolis, MN              Misc Material Handling
Signature Flight                               Newark, NJ                   Misc Material Handling
ST. Lousi County Water                         St. Louis, MO                General Construction/Utility
Telephonica                                    New York, NY                 Office Workstations/Furniture
The Perrier Group                              Alexandria, VA               Tractors/Trucks
The Perrier Group                              Austin, Tx                   Tractors/Trucks
The Perrier Group                              Austin, Tx                   Tractors/Trucks
The Perrier Group                              Austin, Tx                   Tractors/Trucks
The Perrier Group                              Austin, Tx                   Tractors/Trucks
The Perrier Group                              Bakersfield, CA              Tractors/Trucks
The Perrier Group                              Bakersfield, CA              Tractors/Trucks
The Perrier Group                              Breinigsville, PA            Tractors/Trucks
The Perrier Group                              Brooklyn, NY                 Tractors/Trucks
The Perrier Group                              Brooklyn, NY                 Tractors/Trucks
The Perrier Group                              Buffalo, NY                  Tractors/Trucks
The Perrier Group                              Calistoga, CA                Trailers
The Perrier Group                              Callistoga, CA               Tractors/Trucks
The Perrier Group                              Casselberry,FL               Tractors/Trucks
The Perrier Group                              Casselberry,FL               Tractors/Trucks
The Perrier Group                              Chatsworth, CA               Tractors/Trucks
The Perrier Group                              Chatsworth, CA               Tractors/Trucks
The Perrier Group                              Chatsworth, CA               Tractors/Trucks
The Perrier Group                              Clearwater, FL               Tractors/Trucks
The Perrier Group                              Clearwater, FL               Tractors/Trucks
The Perrier Group                              Corpus Christi, TX           Tractors/Trucks
The Perrier Group                              Corpus Christi, TX           Tractors/Trucks
The Perrier Group                              Cotton, CA                   Tractors/Trucks
The Perrier Group                              Dracut, MA                   Tractors/Trucks
The Perrier Group                              Dracut, MA                   Tractors/Trucks
The Perrier Group                              Elmonte, CA                  Tractors/Trucks
The Perrier Group                              Elmsford, NY                 Tractors/Trucks
The Perrier Group                              Elmsford, NY                 Tractors/Trucks
The Perrier Group                              Elmsford, NY                 Tractors/Trucks
The Perrier Group                              Escondido, CA                Tractors/Trucks
The Perrier Group                              Escondido, CA                Tractors/Trucks
The Perrier Group                              Fort Lauderdale, FL          Tractors/Trucks
The Perrier Group                              Fort Lauderdale, FL          Tractors/Trucks
The Perrier Group                              Fort Meyers, FL              Tractors/Trucks
The Perrier Group                              Fort Meyers, FL              Tractors/Trucks
The Perrier Group                              Fort Worth, TX               Trailers
The Perrier Group                              Fort Worth, TX               Tractors/Trucks
The Perrier Group                              Fort Worth, TX               Tractors/Trucks
The Perrier Group                              Fort Worth, TX               Tractors/Trucks
The Perrier Group                              Fort Worth, TX               Tractors/Trucks
The Perrier Group                              Fort Worth, TX               Tractors/Trucks
The Perrier Group                              Framingham, MA               Tractors/Trucks
The Perrier Group                              Framingham, MA               Tractors/Trucks
The Perrier Group                              Framingham, MA               Tractors/Trucks
The Perrier Group                              Fredderick, MD               Tractors/Trucks
The Perrier Group                              Gardena, CA                  Tractors/Trucks
The Perrier Group                              Gardena, CA                  Tractors/Trucks
The Perrier Group                              Houston, TX                  Trailers
The Perrier Group                              Houston, TX                  Tractors/Trucks
The Perrier Group                              Houston, TX                  Tractors/Trucks
The Perrier Group                              Houston, TX                  Tractors/Trucks
The Perrier Group                              Islandia, NY                 Tractors/Trucks
The Perrier Group                              Jacksonville, FL             Tractors/Trucks
The Perrier Group                              Jupiter, FL                  Tractors/Trucks
The Perrier Group                              Jupiter, FL                  Tractors/Trucks

      Date                   Total             Cash    Acquisition
   Purchased          Financing (1)       Expended (2)     Cost (3)
-----------------  ----------------   -----------------------------

          Dec-00            71,751           59,675        131,426
          Dec-00            51,399          114,877        166,276
          Dec-00            51,833          123,363        175,196
          Dec-00            51,833          123,363        175,196
          Dec-00            51,833          123,363        175,196
          Dec-00            25,916           61,681         87,598
          Dec-00           178,757           70,897        249,654
          Dec-00            95,566           48,061        143,628
          Dec-00            24,203            9,967         34,169
          Dec-00            20,249           10,247         30,496
          Dec-00            19,662            7,396         27,058
          Dec-00            10,520            7,544         18,064
          Dec-00            47,340           19,495         66,835
          Dec-00            41,491           20,996         62,487
          Dec-00             9,895            7,096         16,991
          Dec-00            24,203            9,967         34,169
          Dec-00           146,367           74,067        220,434
          Dec-00            48,619           20,021         68,640
          Dec-00            41,916           21,211         63,126
          Dec-00            18,501           12,510         31,011
          Dec-00             3,171            6,226          9,396
          Dec-00            63,194           31,979         95,173
          Dec-00            25,542           10,518         36,060
          Dec-00            41,491           20,996         62,487
          Dec-00             9,830            7,050         16,880
          Dec-00            24,242            9,983         34,225
          Dec-00            21,570           10,915         32,485
          Dec-00            25,542           10,518         36,060
          Dec-00            20,249           10,247         30,496
          Dec-00            19,662            7,396         27,058
          Dec-00             9,830            7,050         16,880
          Dec-00           125,981           63,751        189,732
          Dec-00            24,682           10,164         34,846
          Dec-00             9,830            7,050         16,880
          Dec-00            83,768           42,390        126,158
          Dec-00            15,534            5,277         20,812
          Dec-00            49,405           20,345         69,750
          Dec-00            20,746           10,498         31,243
          Dec-00             9,895            7,096         16,991
          Dec-00            85,967           43,503        129,470
          Dec-00            49,840           20,524         70,364
          Dec-00            21,414           10,836         32,250
          Dec-00            25,542           10,518         36,060
          Dec-00            35,464           23,981         59,444
          Dec-00            82,553           41,775        124,328
          Dec-00            81,226           30,555        111,781
          Dec-00            20,385           14,619         35,004
          Dec-00            16,843            5,722         22,564
          Dec-00            24,225            9,976         34,201
          Dec-00           147,472           74,626        222,098
          Dec-00            15,534            5,277         20,812
          Dec-00            25,007           10,298         35,306
          Dec-00            49,197           20,260         69,457
          Dec-00            82,982           41,992        124,974
          Dec-00             9,895            7,096         16,991
          Dec-00           145,155           98,156        243,311
          Dec-00            83,159           42,081        125,240
          Dec-00            19,690           14,121         33,811
          Dec-00           118,350           48,737        167,087
          Dec-00            24,778           10,204         34,982
          Dec-00            21,570           10,915         32,485
          Dec-00            64,398           32,588         96,985
          Dec-00            24,920           10,262         35,182

Original Lessee                                                           Date           Total           Cash       Acquisition
or Equipment User             Location             Equipment            Purchased     Financing (1)   Expended (2)     Cost (3)
----------------------------  ------------------   -----------------    -----------  --------------   -----------   --------------
The Perrier Group             Laredo, TX           Tractors/Trucks        Dec-00       47,895           19,724         67,619
The Perrier Group             Lorton, VA           Tractors/Trucks        Dec-00       20,848           10,550         31,398
The Perrier Group             Lorton, VA           Tractors/Trucks        Dec-00       49,989           20,586         70,575
The Perrier Group             Los Angeles, CA      Tractors/Trucks        Dec-00      145,219           73,486        218,704
The Perrier Group             Los Angeles, CA      Tractors/Trucks        Dec-00       19,896            7,484         27,380
The Perrier Group             Los Angles,          Tractors/Trucks        Dec-00       19,789           14,192         33,981
The Perrier Group             Melbourne, FL        Tractors/Trucks        Dec-00       21,570           10,915         32,485
The Perrier Group             Miami, FL            Tractors/Trucks        Dec-00        6,847            5,371         12,218
The Perrier Group             Miami, FL            Tractors/Trucks        Dec-00       64,398           32,588         96,985
The Perrier Group             Miami, FL            Tractors/Trucks        Dec-00       51,084           21,037         72,121
The Perrier Group             Moonachie, NJ        Tractors/Trucks        Dec-00       62,779           31,768         94,547
The Perrier Group             Moonachie, NJ        Tractors/Trucks        Dec-00       25,047           10,314         35,361
The Perrier Group             N. Houston, TX       Tractors/Trucks        Dec-00       20,249           10,247         30,496
The Perrier Group             N. Houston, TX       Tractors/Trucks        Dec-00       23,670            9,747         33,417
The Perrier Group             Newburgh, NY         Tractors/Trucks        Dec-00       41,853           21,179         63,032
The Perrier Group             Newburgh, NY         Tractors/Trucks        Dec-00       24,294           10,004         34,299
The Perrier Group             North Haven, CT      Tractors/Trucks        Dec-00       62,779           31,768         94,547
The Perrier Group             Norton, MA           Tractors/Trucks        Dec-00       42,135           21,322         63,457
The Perrier Group             Norton, MA           Tractors/Trucks        Dec-00       15,534            5,277         20,812
The Perrier Group             Norton, MA           Tractors/Trucks        Dec-00       24,682           10,164         34,846
The Perrier Group             Odenton, MD          Tractors/Trucks        Dec-00      146,898           60,494        207,391
The Perrier Group             Ontario, CA          Trailers               Dec-00      101,107           68,370        169,477
The Perrier Group             Orange, CA           Tractors/Trucks        Dec-00       20,746           10,498         31,243
The Perrier Group             Orange, CA           Tractors/Trucks        Dec-00       85,045           31,992        117,036
The Perrier Group             Orange, CA           Tractors/Trucks        Dec-00        9,895            7,096         16,991
The Perrier Group             Pennsauken, NJ       Tractors/Trucks        Dec-00       20,238           10,241         30,479
The Perrier Group             Pennsauken, NJ       Tractors/Trucks        Dec-00       47,676           19,633         67,310
The Perrier Group             Phoenix, AZ          Tractors/Trucks        Dec-00        9,895            7,096         16,990
The Perrier Group             Phoenix, AZ          Tractors/Trucks        Dec-00       15,349            5,214         20,563
The Perrier Group             Poland Spring, ME    Trailers               Dec-00      100,103           67,691        167,793
The Perrier Group             Randolph, NJ         Tractors/Trucks        Dec-00       41,994           21,250         63,244
The Perrier Group             Rochester, NY        Tractors/Trucks        Dec-00       62,983           31,872         94,855
The Perrier Group             S. Houston, TX       Tractors/Trucks        Dec-00       19,662            7,396         27,058
The Perrier Group             San Antonio, TX      Tractors/Trucks        Dec-00       20,249           10,247         30,496
The Perrier Group             San Antonio, TX      Tractors/Trucks        Dec-00       19,662            7,396         27,058
The Perrier Group             San Antonio, TX      Tractors/Trucks        Dec-00        9,865            7,075         16,940
The Perrier Group             San Benito, TX       Tractors/Trucks        Dec-00       62,910           31,835         94,744
The Perrier Group             San Deigo, CA        Tractors/Trucks        Dec-00       21,261            7,998         29,259
The Perrier Group             San Deigo, CA        Tractors/Trucks        Dec-00        9,895            7,096         16,991
The Perrier Group             San Deigo, CA        Tractors/Trucks        Dec-00       15,349            5,214         20,563
The Perrier Group             San Deigo, CA        Tractors/Trucks        Dec-00       24,242            9,983         34,225
The Perrier Group             Santa Maria, CA      Tractors/Trucks        Dec-00       20,746           10,498         31,243
The Perrier Group             Santa Maria, CA      Tractors/Trucks        Dec-00       24,242            9,983         34,225
The Perrier Group             Sarasota, FL         Tractors/Trucks        Dec-00       21,570           10,915         32,485
The Perrier Group             Sarasota, FL         Tractors/Trucks        Dec-00       25,542           10,518         36,060
The Perrier Group             Somerset, NJ         Tractors/Trucks        Dec-00       41,829           21,167         62,996
The Perrier Group             Somerset, NJ         Tractors/Trucks        Dec-00       24,294           10,004         34,299
The Perrier Group             Springfield, MA      Tractors/Trucks        Dec-00       20,926           10,589         31,516
The Perrier Group             Syracuse, NY         Tractors/Trucks        Dec-00       62,983           31,872         94,855
The Perrier Group             Tampa, Fl            Tractors/Trucks        Dec-00      128,486           65,018        193,504
The Perrier Group             Tampa, Fl            Tractors/Trucks        Dec-00       84,356           34,738        119,094
The Perrier Group             Thousand Palms, CA   Tractors/Trucks        Dec-00       82,982           41,992        124,974
The Perrier Group             Ventura, CA          Tractors/Trucks        Dec-00       19,725           14,146         33,871
The Perrier Group             Waco, TX             Tractors/Trucks        Dec-00       47,340           19,495         66,835
Tree of Life                  St. Augustine, FL    Misc Material Handling Dec-00      211,807          133,846        345,653
Warner Lambert                Ann Arbor, MI        Production             Dec-00      242,423          118,890        361,313
Whirlpool Corporation         Fort Smith, AR       Forklifts              Dec-00       62,263           91,744        154,007
Xerox Corporation             Webster, NY          Forklifts              Dec-00            0            3,707          3,707
Xerox Corporation             Webster, NY          Forklifts              Dec-00            0            3,204          3,204
Xerox Corporation             Webster, NY          Forklifts              Dec-00            0            4,305          4,305
BAE Systems Inc.              Sterling, VA         Aircraft Simulator     Mar-01   10,830,109        2,798,959     13,629,068
CSK Auto                      Phoenix , AZ         Fixtures               Jun-01            0        4,377,500      4,377,500
Kmart Corporation             Troy, MI             Photography            Mar-01    5,957,406          413,455      6,370,861

 Original Lessee                                             Date                 Total          Cash      Acquisition
 or Equipment User         Location       Equipment       Purchased        Financing (1)      Expended (2)     Cost (3)
-------------------------  -----------    -------------  ---------------  --------------   ----------------------------
Kmart Corporation          Troy, MI       Photography            Mar-01       2,457,072         171,518      2,628,590
Kmart Corporation          Troy, MI       Photography            Jun-01       1,381,378          96,789      1,478,167
Kmart Corporation          Troy, MI       Photography            Sep-01       2,722,210         195,120      2,917,330
Kmart Corporation          Troy, MI       Photography            Dec-01       5,034,476         351,763      5,386,239
TWA LLC                    Dallas, TX     Aircraft               Jun-01       1,911,210       4,217,290      6,128,500
Cathay Pacific Airways     Hong Kong      Aircraft               Mar-02      70,495,058       7,010,860     77,505,918
Cathay Pacific Airways     Hong Kong      Aircraft               Mar-02      35,138,367       3,623,425     38,761,792
                                                                          --------------   -------------  -------------
                                                                           $196,505,906     $48,565,305   $245,071,211
                                                                          ==============   =============  =============

(1)  This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2002.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
               Acquisition of Equipment - Current Public Programs
                                   (unaudited)

     The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Income Fund Nine, LLC for the year ended December 31, 2002:

     Original Lessee                                                          Date              Total            Cash    Acquisition
    or Equipment User               Location        Equipment               Purchased   Financing (1)    Expended (2)       Cost (3)
-------------------------------  --------------- ----------------------    ---------- --------------   --------------  ------------
Ball Corporation                 Various          Materials Handling
                                                    Equipment                Jan-02      $          0     $ 1,111,708   $  1,111,708
Cathay Pacific Airways           Hong Kong        Aircraft                   Mar-02        35,138,367       3,623,425     38,761,792
Cathay Pacific Airways           Hong Kong        Aircraft                   Jun-02        64,791,445       6,350,083     71,141,528
Delphi Automotive Systems
  Corporation                    Various          Coil Winding Machines      Jan-02                 0         638,348        638,348
Energy Factors Kenilworth, Inc.  Kenilworth, NJ   Co-generation Facility     Sep-02         6,918,091       8,869,843     15,787,934
Federal Express Corporation      Memphis, TN      Aircraft                   Dec-02        22,291,593       3,758,748     26,050,341
Heafner Tire Groups, Inc.        Various          Stock Pickers & Forklifts  Jan-02                 0       1,051,505      1,051,505
International Paper              Various          Materials Handling
                                                    Equipment                Jan-02                 0       3,801,970      3,801,970
OAG Corporation/Lockheed
  Martin                         Various          Computers                  Jan-02                 0       1,378,969      1,378,969
Texas Genco, LP                  Houston, TX      Railcars                   Nov-02         3,322,791       1,234,156      4,556,947
Trinity Rail Management, Inc.    Illinois, IN     Railcars                   Nov-02         1,116,543         149,117      1,265,660
Wilhelmsen Lines Shipowning      Norway           Vessels                    Sep-02        64,329,764      11,910,655     76,240,419
                                                                                         -------------   -------------  ------------
                                                                                         $197,908,594     $43,878,527   $241,787,121
                                                                                         =============   =============  ============

(1)  This is the financing at the date of acquisition.

(2) Cash expended is equal to cash paid plus amounts payable on equipment purchases at December 31, 2002.

(3) Total acquisition cost is equal to the contractual purchase price plus acquisition fee.


                                    Table VI

                                      12/31/01        12/31/02        12/31/02        12/31/02        12/31/01
                                     Equipment          New                          Equipment       Equipment
Program         Category               Leases         Business       Terminations      Leases        Financings
-------         --------               ------         --------       ------------      ------        ----------
   A                                No changes due the series being closed

   B                                No changes due the series being closed

   C                                No changes due the series being closed

   D    Manufacturing & Production   $ 1,952,246             $ 0      $1,877,521     $    74,725     $    31,909
        Aircraft                       2,401,536               0               0       2,401,536         983,333
        Computers                         28,066               0          28,066               0               0
        Resturant Equipment              342,503               0               0         342,503           2,755
        Office Furniture & Fixtures       16,743               0          16,743               0               0
        Telecommunications                 9,915               0               0           9,915          32,449
        Medical                           10,676               0          10,676               0          33,986
        Printing                               0               0               0               0          50,151
        Automotive                             0               0               0               0               0
        Video Production                  91,112               0          74,112          17,000               0
        Retail Systems                    27,933               0                          27,933               0
        Audio                                  0               0               0               0          18,399
                                    -------------   -------------   -------------   -------------   -------------
                                     $ 4,880,730             $ 0      $2,007,118     $ 2,873,612     $ 1,152,982
                                    =============   =============   =============   =============   =============

   E    Aircraft                     $22,307,742             $ 0      $        0     $22,307,742     $         0
        Computer Systems               3,769,824               0               0       3,769,824       2,073,566
        Retail Systems                 7,392,106               0       4,190,239       3,201,867         508,837
        Maufacturing & Production      8,779,291               0               0       8,779,291       2,643,934
        Telecommunications             5,523,176               0         731,340       4,791,836       2,156,389
        Office Furniture & Fixtures    1,125,469               0               0       1,125,469       6,105,844
        Resturant Equipment              859,406               0               0         859,406       2,101,395
        Medical                        1,260,426               0               0       1,260,426       1,487,306
        Automotive                        88,406               0               0          88,406       1,799,092
        Construction                     335,364               0               0         335,364         958,359
        Miscellaneous                  1,033,757               0               0       1,033,757       1,319,226
        Material Handling                753,485               0               0         753,485         616,833
        Sanitation                     1,014,544               0               0       1,014,544          39,750
                                    -------------   -------------   -------------   -------------   -------------
                                     $54,242,996             $ 0      $4,921,579     $49,321,417     $21,810,531
                                    =============   =============   =============   =============   =============

L.P.    Aircraft                     $19,100,646             $ 0      $        0     $19,100,646     $         0
Six     Manufacturing & Production       390,889               0         243,130         147,759       1,346,318
        Telecommunications             7,471,065               0       7,291,972         179,093               0
        Computer Systems                  95,499               0          95,499               0               0
        Construction                   1,549,987               0         702,731         847,256               0
        Printing                          56,116               0          56,116               0               0
        Resturant Equipment                    0               0               0               0               0
        Office Furniture & Fixtures      125,035               0          35,500          89,535          19,249
        Material handling                 12,942               0               0          12,942          43,265
        Medical                                0               0               0               0               0
        Video Production                       0               0               0               0               0
        Trucks & Trailers              4,526,549               0          65,322       4,461,227               0
        Haul Trucks\Wheel Loaders              0               0               0               0               0
        misc                              51,910               0          20,744          31,166               0
                                    -------------   -------------   -------------   -------------   -------------
                                     $33,380,638             $ 0      $8,511,014     $24,869,624     $ 1,408,832
                                    =============   =============   =============   =============   =============

                                    Table VI

                                          12/31/02        12/31/02        12/31/02        12/31/02
                                            New                          Equipment         Total
Program         Category                  Business       Terminations    Financings      Portfolio
-------         --------                  --------       ------------    ----------      ---------
A

B

C

D    Manufacturing & Production              $ 0      $   31,909     $         0     $    74,725
     Aircraft                                  0               0         983,333       3,384,869
     Computers                                 0               0               0               0
     Resturant Equipment                       0           1,432           1,323         343,826
     Office Furniture & Fixtures               0               0               0               0
     Telecommunications                        0               0          32,449          42,364
     Medical                                   0          33,986               0               0
     Printing                                  0          50,151               0               0
     Automotive                                0               0               0               0
     Video Production                          0               0               0          17,000
     Retail Systems                            0               0               0          27,933
     Audio                                     0               0          18,399          18,399
                                    -------------   -------------   -------------   -------------
                                            $  0      $  117,478     $ 1,035,504     $ 3,909,116
                                    =============   =============   =============   =============

E    Aircraft                               $  0      $        0     $         0     $22,307,742
     Computer Systems                          0               0       2,073,566       5,843,390
     Retail Systems                            0         508,837               0       3,201,867
     Maufacturing & Production                 0          20,773       2,623,161      11,402,452
     Telecommunications                        0       2,156,389               0       4,791,836
     Office Furniture & Fixtures               0         233,308       5,872,536       6,998,005
     Resturant Equipment                       0               0       2,101,395       2,960,801
     Medical                                   0         216,111       1,271,195       2,531,621
     Automotive                                0               0       1,799,092       1,887,498
     Construction                              0               0         958,359       1,293,723
     Miscellaneous                             0               0       1,319,226       2,352,983
     Material Handling                         0               0         616,833       1,370,318
     Sanitation                                0               0          39,750       1,054,294
                                    -------------   -------------   -------------   -------------
                                            $  0      $3,135,418     $18,675,113     $67,996,530
                                    =============   =============   =============   =============

L.P. Aircraft                               $  0      $        0     $         0     $19,100,646
Six  Manufacturing & Production                0       1,346,318               0         147,759
     Telecommunications                        0               0               0         179,093
     Computer Systems                          0               0               0               0
     Construction                              0               0               0         847,256
     Printing                                  0               0               0               0
     Resturant Equipment                       0               0               0               0
     Office Furniture & Fixtures               0               0          19,249         108,784
     Material handling                         0               0          43,265          56,207
     Medical                                   0               0               0               0
     Video Production                          0               0               0               0
     Trucks & Trailers                         0               0               0       4,461,227
     Haul Trucks\Wheel Loaders                 0               0               0               0
     misc                                      0               0               0          31,166
                                    -------------   -------------   -------------   -------------
                                            $  0      $1,346,318     $    62,514     $24,932,138
                                    =============   =============   =============   =============

                                   Table VI

                                      12/31/01        12/31/02        12/31/02        12/31/02        12/31/01
                                     Equipment          New                          Equipment       Equipment
Program         Category               Leases         Business       Terminations      Leases        Financings
-------         --------               ------         --------       ------------      ------        ----------
L.P.    Aircraft                    $ 78,127,428    $          0     $         0    $ 78,127,428      $        0
Seven   Vessels                       49,855,000               0               0      49,855,000               0
        Computer Systems              18,733,741               0               0      18,733,741          74,565
        Retail Systems                         0               0               0               0               0
        Manufacturing & Production    18,232,161               0         255,924      17,976,237         183,663
        Mining                                 0               0               0               0               0
        Office Furniture & Fixtures    6,624,601               0       5,989,818         634,783         762,915
        Energy                                 0               0               0               0               0
        Automotive                             0               0               0               0               0
        Medical                                0               0               0               0               0
        Telecommunications               513,825               0         149,433         364,392               0
        Office Equipment               2,764,522               0       2,764,522               0               0
        Miscellaneous                    276,590               0         212,509          64,081               0
                                    -------------   -------------   -------------   -------------   -------------
                                    $175,127,868    $          0     $ 9,372,206    $165,755,662      $1,021,143
                                    =============   =============   =============   =============   =============

Fund 8A Aircraft                    $ 58,270,011    $          0     $         0    $ 58,270,011      $        0
        Material Handling             27,038,665               0               0      27,038,665               0
        Telecommunications             4,861,629               0               0       4,861,629               0
        Computer Systems              13,921,748               0      11,654,996       2,266,752               0
        Trucks & Trailers              3,521,824               0               0       3,521,824               0
        Vessels                       12,922,568               0               0      12,922,568               0
        Office Furniture & Fixtures    8,801,652               0         931,031       7,870,621               0
        Manufacturing                  2,159,218               0       2,159,218               0               0
        Energy                         1,997,000               0               0       1,997,000               0
                                    -------------   -------------   -------------   -------------   -------------
                                    $133,494,315    $          0     $14,745,245    $118,749,070      $        0
                                    =============   =============   =============   =============   =============

Fund 8B Aircraft                    $ 65,924,246    $116,267,710     $         0    $182,191,956      $        0
        Material Handling              9,786,406               0         335,586       9,450,820               0
        Production                    28,022,743               0       2,169,627      25,853,116               0
        Construction                     203,091               0          37,376         165,715               0
        Computer Systems               1,976,125               0         150,467       1,825,658               0
        Medical                          239,240               0         224,938          14,302               0
        Trucks & Trailers              8,323,781               0       1,292,667       7,031,114               0
        Office Furniture & Fixtures   10,568,242               0         958,908       9,609,334               0
        Manufacturing                  4,383,993               0               0       4,383,993               0
        Haul Trucks\Wheel Loaders        203,839               0               0         203,839               0
                                    -------------   -------------   -------------   -------------   -------------
                                    $129,631,706    $116,267,710     $ 5,169,569    $240,729,847      $        0
                                    =============   =============   =============   =============   =============

Fund 9  Aircraft                    $          0    $135,953,661     $         0    $135,953,661      $        0
        Vessels                                0      76,240,419               0      76,240,419               0
        Material Handling                      0       7,982,500               0       7,982,500               0
        Railcars                               0       5,822,607               0       5,822,607               0
        Co-generation Facility                 0      15,787,934               0      15,787,934               0
                                    -------------   -------------   -------------   -------------   -------------
                                    $          0    $241,787,121     $         0    $241,787,121      $        0
                                    =============   =============   =============   =============   =============


                                    Table VI

                                          12/31/02        12/31/02        12/31/02        12/31/02
                                            New                          Equipment         Total
Program         Category                  Business       Terminations    Financings      Portfolio
-------         --------                  --------       ------------    ----------      ---------
L.P.    Aircraft                              $   0           $   0      $        0    $ 78,127,428
Seven   Vessels                                   0               0               0      49,855,000
        Computer Systems                          0               0          74,565      18,808,306
        Retail Systems                            0               0               0               0
        Manufacturing & Production                0               0         183,663      18,159,900
        Mining                                    0               0               0               0
        Office Furniture & Fixtures               0               0         762,915       1,397,698
        Energy                                    0               0               0               0
        Automotive                                0               0               0               0
        Medical                                   0               0               0               0
        Telecommunications                        0               0               0         364,392
        Office Equipment                          0               0               0               0
        Miscellaneous                             0               0               0          64,081
                                       -------------   -------------   -------------   -------------
                                              $   0           $   0      $1,021,143    $166,776,805
                                       =============   =============   =============   =============

Fund 8A Aircraft                              $   0           $   0      $        0    $ 58,270,011
        Material Handling                         0               0               0      27,038,665
        Telecommunications                        0               0               0       4,861,629
        Computer Systems                          0               0               0       2,266,752
        Trucks & Trailers                         0               0               0       3,521,824
        Vessels                                   0               0               0      12,922,568
        Office Furniture & Fixtures               0               0               0       7,870,621
        Manufacturing                             0               0               0               0
        Energy                                    0               0               0       1,997,000
                                       -------------   -------------   -------------   -------------
                                              $   0           $   0      $        0    $118,749,070
                                       =============   =============   =============   =============

Fund 8B Aircraft                              $   0           $   0      $        0    $182,191,956
        Material Handling                         0               0               0       9,450,820
        Production                                0               0               0      25,853,116
        Construction                              0               0               0         165,715
        Computer Systems                          0               0               0       1,825,658
        Medical                                   0               0               0          14,302
        Trucks & Trailers                         0               0               0       7,031,114
        Office Furniture & Fixtures               0               0               0       9,609,334
        Manufacturing                             0               0               0       4,383,993
        Haul Trucks\Wheel Loaders                 0               0               0         203,839
                                       -------------   -------------   -------------   -------------
                                              $   0           $   0      $        0    $240,729,847
                                       =============   =============   =============   =============

Fund 9  Aircraft                              $   0           $   0      $        0    $135,953,661
        Vessels                                   0               0               0      76,240,419
        Material Handling                         0               0               0       7,982,500
        Railcars                                  0               0               0       5,822,607
        Co-generation Facility                    0               0               0      15,787,934
                                       -------------   -------------   -------------   -------------
                                              $   0           $   0      $        0    $241,787,121
                                       =============   =============   =============   =============